UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2003

Entegris, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 000-30789

Minnesota	41-1941551
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3500 Lyman Boulevard

Chaska, Minnesota 55318

(Address of principal executive offices)

(952) 556-3131

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	The Registrant’s Press Release dated June 2, 2003.

ITEM 9.    REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On June 2, 2003, the Company issued a press release announcing the Company has updated its previously provided sales guidance for the quarter ending May 31, 2003. A copy of the press release dated June 2, 2003 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K (including the attached exhibit), intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.” As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ENTEGRIS, INC.

By:	/S/ JOHN D. VILLAS
John D. Villas Chief Financial Officer

Date: June 4, 2003